EXHIBIT 32

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of BlackRock Capital Investment Corporation (the “Company”) for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Steven Sterling, as Chief Executive Officer of the Company, and Corinne Pankovcin, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.

/s/ Steven Sterling
Name:	Steven Sterling
Title:	Chief Executive Officer
Date:	April 30, 2015

/s/ Corinne Pankovcin
Name:	Corinne Pankovcin
Title:	Chief Financial Officer and Treasurer
Date:	April 30, 2015